1 3Q 2017 | SUPPLEMENTAL FINANCIAL PACKAGE

2Table of Contents 3 Forward Looking Statements 4 Corporate Profile 5 Highlights 6 Outlook & Assumptions 7 Summary Information 8 Net Asset Value Component Data 9 Summary Balance Sheet 10 Summary Income Statement 11 FFO, Normalized FFO & Adjusted FFO 12 Outstanding Debt 13 Core Debt to Core EBITDA 14 Debt Information 15 Capitalization & Financial Ratios 16 Property Portfolio 18 Development Pipeline 19 Acquisitions & Dispositions 20 Construction Business Summary 21 Same Store NOI by Segment 22 Top 10 Tenants by Annualized Base Rent 23 Office Lease Summary 24 Office Lease Expirations 25 Retail Lease Summary 26 Retail Lease Expirations 27 Appendix – Definitions & Reconciliations 31 Same Store vs Non-Same Store Properties 32 Reconciliation to Property Portfolio NOI 34 Reconciliation to GAAP Net Income

3Forward Looking Statements This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated October 31, 2017, which has been furnished as Exhibit 99.1 to our Form 8-K filed on October 31, 2017. The Company makes statements in this Supplemental financial package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance, development pipeline and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations, normalized funds from operations, adjusted funds from operations, and net operating income are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, estimates, data or methods, which may be incorrect or imprecise, and actual results may vary materially from those anticipated, estimated or projected. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC. The Company does not provide a reconciliation for its guidance range of Normalized FFO per diluted share to net income per diluted share, the most directly comparable forward-looking GAAP financial measure, because it is unable to provide a meaningful or accurate estimate of reconciling items and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of various items that would impact net income per diluted share. For the same reasons, the Company is unable to address the probable significance of the unavailable information and believes that providing a reconciliation for its guidance range of Normalized FFO per diluted share would imply a degree of precision for its forward-looking net income per diluted share that could be misleading to investors.

4 Analyst Coverage Corporate Profile Armada Hoffler Properties, Inc. (NYSE:AHH) is a full service real estate company that develops, constructs, acquires and manages institutional-grade office, retail and multifamily properties in the Mid-Atlantic and Southeastern United States. The Company also provides general contracting and development services to third-party clients, in addition to developing and building properties to be placed in its stabilized portfolio. Armada Hoffler Properties, Inc. was founded in 1979 and is headquartered in Virginia Beach, VA. The Company has elected to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes. Board of Directors Corporate Officers Investor Relations Daniel A. Hoffler A. Russell Kirk Louis S. Haddad John W. Snow George F. Allen James A. Carroll James C. Cherry Eva S. Hardy Executive Chairman of Board Vice Chairman of the Board Director Lead Independent Director Independent Director Independent Director Independent Director Independent Director Louis S. Haddad Michael P. O’Hara Eric L. Smith Eric E. Apperson Shelly R. Hampton President and Chief Executive Officer Chief Financial Officer and Treasurer Chief Investment Officer and Corporate Secretary President of Construction President of Asset Management Michael P. O’Hara (757) 366-6684 Chief Financial Officer and Treasurer mohara@armadahoffler.com D. A. Davidson & Co. James O. Lykins (503) 603-3041 jlykins@dadco.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com Robert W. Baird & Co. David Rodgers (216) 737-7341 drodgers@rwbaird.com Stonegate Capital Partners Laura Engel (214) 987-4121 laura@stonegateinc.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com FBR Capital Markets Craig Kucera (703) 862-5249 craigkucera@fbr.com Stifel, Nicolaus & Company Inc. John Guinee (443) 224-1307 jwguinee@stifel.com Bank of America Merrill Lynch Scott Freitag (646) 855-3197 Scott.Freitag@baml.com

5Highlights • Net income of $10.5 million, or $0.17 per diluted share, for the quarter ended September 30, 2017 compared to net income of $7.9 million, or $0.15 per diluted share, for the quarter ended September 30, 2016. • Normalized Funds From Operations (“FFO”) of $15.5 million, or $0.25 per diluted share, for the quarter ended September 30, 2017 compared to Normalized FFO of $13.2 million, or $0.26 per diluted share, for the quarter ended September 30, 2016. • FFO of $15.5 million, or $0.25 per diluted share, for the quarter ended September 30, 2017 compared to FFO of $13.1 million, or $0.25 per diluted share, for the quarter ended September 30, 2016. • Raised 2017 full-year Normalized FFO guidance range - now $0.98 to $1.00 per diluted share - from its previous guidance range of $0.97 to $0.99 per diluted share. • Core operating property portfolio occupancy at 94.7% as of September 30, 2017 compared to 94.2% as of June 30, 2017. • Completed the sale of two properties leased by the Commonwealth of Virginia on July 13, 2017 for an aggregate sales price of $13.2 million representing a 38% profit over development cost. • Acquired the outparcel phase of Wendover Village in Greensboro, North Carolina for $14.3 million. The Company previously acquired the primary phase of Wendover Village in January 2016. • Delivered the initial phase of the Annapolis Junction multifamily asset in Howard County, Maryland and leased over 80 units to date. • After the end of the quarter, the Company: – Announced that Williams Sonoma and Pottery Barn will be the anchor tenants of Phase VI of development in the Town Center of Virginia Beach, further solidifying Town Center as a prime shopping destination in the region. – Broke ground on two student housing properties in historic downtown Charleston, South Carolina representing $100 million of new development. – Closed on a new expanded and unsecured $300 million credit facility that includes $150 million term loan with a syndicate of banks co-led by Bank of America, PNC and Regions Bank. – Invested in the development of a $20 million Whole Foods anchored center located in Delray Beach, Florida. – Updated company logo and branding including enhanced corporate website launched in October 2017.

62017 Outlook & Assumptions Guidance Assumptions No additional capital market activities. ● Interest expense is calculated based on the Forward LIBOR Curve. ● Full year weighted average share count of 60.2 million. Outlook Low High Total NOI $72.6M $73.0M Construction Segment Gross Profit $7.2M $7.5M G&A expenses $10.4M $10.6M Interest income $6.9M $7.1M Interest expense $17.2M $17.5M Normalized FFO per diluted share $0.98 $1.00

AHH LISTED NYSE

Summary Information

7

$ in thousands, except per share data

	Three months ended				
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
OPERATIONAL METRICS					
Net income	$10,461	$4,943	$8,753	$5,145	$7,946
Net income per diluted share	**$0.17**	**$0.08**	**$0.16**	**$0.09**	**$0.15**
Rental properties Net Operating Income (NOI)	17,573	17,989	18,655	18,304	17,115
General contracting and real estate services gross profit	1,824	2,656	2,323	1,436	1,278
Adjusted EBITDA [1]	19,203	19,272	19,376	18,097	16,720
Funds From Operations (FFO)	15,500	14,247	14,833	14,744	13,078
FFO per diluted share	**$0.25**	**$0.24**	**$0.27**	**$0.27**	**$0.25**
Normalized FFO	15,493	14,724	14,590	13,669	13,156
Normalized FFO per diluted share	**$0.25**	**$0.25**	**$0.26**	**$0.25**	**$0.26**
Annualized dividend yield	5.50%	5.87%	5.47%	4.94%	5.37%
CAPITALIZATION					
Total common shares outstanding	44,937	44,932	37,813	37,490	34,256
Operating Partnership units outstanding	17,845	17,846	17,859	17,794	17,793
Common shares and OP units outstanding	62,782	62,778	55,672	55,284	52,049
Market price per common share	$13.81	$12.95	$13.89	$14.57	$13.40
Equity market capitalization [2]	$867,019	$812,975	$773,284	$805,488	$697,457
Total debt [3]	493,493	470,314	527,504	527,082	519,209
Total market capitalization	1,360,512	1,283,289	1,300,788	1,332,570	1,216,666
Less: cash	(22,916)	(21,726)	(13,688)	(25,193)	(27,361)
Total enterprise value	$1,337,596	$1,261,563	$1,287,100	$1,307,377	$1,189,305
BALANCE SHEET METRICS					
Core Debt/enterprise value	34.2%	30.9%	32.9%	31.7%	34.3%
Fixed charge coverage ratio	3.7x	3.5x	3.6x	3.3x	3.4x
Core Debt/Annualized Core EBITDA	6.0x	5.3x	6.0x	6.3x	6.4x
CORE PORTFOLIO OCCUPANCY					
Office [4]	89.2%	89.9%	87.7%	86.8%	96.4%
Retail [4]	96.9%	96.8%	96.7%	95.8%	96.4%
Multifamily [5]	94.3%	91.6%	92.7%	94.3%	95.8%
Weighted Average [6]	94.7%	94.2%	94.3%	93.8%	96.2%

(1) Excludes gains on dispositions of real estate and mark-to-market adjustments on interest rate derivatives
(2) Includes common shares and OP units
(3) Excludes unamortized GAAP adjustments
(4) Office and retail occupancy based on leased square feet as a % of respective total
(5) Multifamily occupancy based on occupied units as a % of respective total
(6) Total occupancy weighted by annualized base rent

Net Asset Value Component Data

8

In thousands

Stabilized Portfolio NOI (Cash)	Three months ended 9/30/2017	Annualized 9/30/2017
Diversified Portfolio		
Office	$82	$328
Retail	9,227	36,908
Multifamily	1,637	6,548
Total Diversified Portfolio NOI	$10,946	$43,784
Virginia Beach Town Center		
Office[(1)]	$2,989	$11,956
Retail[(1)]	1,973	7,892
Multifamily	1,495	5,980
Total Virginia Beach Town Center NOI	$6,457	$25,828
Timing of mid-quarter transaction		
Acquisition	$76	$304
Disposition	(82)	(328)
Total timing Mid-Quarter transaction	($6)	($24)
Stabilized Portfolio NOI - Cash Basis	$17,397	$69,588
Signed leases not occupied or still in free rent period	$301	$1,204
Total	$17,698	$70,792

Development Pipeline	9/30/2017
Income producing property	$25,000
Construction in progress	57,000
Other assets	2,000
Total cost to date	$84,000

Taxable REIT Subsidiary (TRS)	Trailing 12 Months
General contracting Gross Profit	$8,239

Non-Property Assets	As of 9/30/2017
Cash and Cash Equivalents	$19,721
Restricted Cash	3,195
Accounts Receivable	15,826
Notes Receivable	75,522
Construction receivables, including retentions	35,923
Equity method investments (Durham City Center JV)	11,169
Other Assets	57,721
Land held for development	680
Total Non-Property Assets	$219,757

Liabilities & Share Count	As of 9/30/2017
Liabilities	
Mortgages and notes payable	$488,609
Accounts payable and accrued liabilities	14,383
Construction payables, including retentions	48,160
Other Liabilities	46,413
Total Liabilities	$597,565

Share Count	Three months ended 9/30/2017
Weighted average common shares outstanding	44,934
Weighted average OP Units Outstanding	17,845
Total weighted average common shares & OP units outstanding	62,779

(1) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes

9Summary Balance Sheet $ in thousands 9/30/2017 12/31/2016 Assets (Unaudited) Real estate investments: Income producing property $906,225 $894,078 Held for development 680 680 Construction in progress 62,948 13,529 Accumulated depreciation (157,932) (139,553) Net real estate investments 811,921 768,734 Cash and cash equivalents 19,721 21,942 Restricted cash 3,195 3,251 Accounts receivable, net 15,826 15,052 Notes receivable 75,522 59,546 Construction receivables, including retentions 35,923 39,433 Costs and estimated earnings in excess of bil l ings 110 110 Equity method investments 11,169 10,235 Other assets 57,611 64,165 Total Assets $1,030,998 $982,468 Liabilities and Equity Indebtedness, net $488,609 $522,180 Accounts payable and accrued liabilities 14,383 10,804 Construction payables, including retentions 48,160 51,130 Bil l ings in excess of costs and estimated earnings 5,232 10,167 Other l iabilities 41,181 39,209 Total Liabilities 597,565 633,490 Redeemable noncontrolling interest 2,000 - Total Equity 431,433 348,978 Total Liabilities and Equity $1,030,998 $982,468 As of

10Summary Income Statement Amounts in thousands, except per share data Three months ended Nine months ended 9/30/2017 9/30/2016 9/30/2017 9/30/2016 Revenues (Unaudited) Rental revenues $27,096 $25,305 $81,083 $72,839 General contracting and real estate services 41,201 38,552 161,391 108,555 Total Revenues 68,297 63,857 242,474 181,394 Expenses Rental expenses 6,830 5,834 19,069 16,234 Real estate taxes 2,693 2,356 7,797 7,087 General contracting and real estate services 39,377 37,274 154,588 104,336 Depreciation and amortization 9,239 8,885 28,018 25,636 General and administrative 2,098 2,156 7,762 6,864 Acquisition, development & other pursuit costs 61 345 477 1,486 Impairment charges 19 149 50 184 Total Expenses 60,317 56,999 217,761 161,827 Operating Income 7,980 6,858 24,713 19,567 Interest income 1,910 1,024 4,966 1,928 Interest expense (4,253) (4,124) (13,282) (11,893) Loss on extinguishment of debt - (82) - (82) Gain on real estate dispositions 4,692 3,753 8,087 30,440 Change in fair value of interest rate derivatives 87 498 300 (2,264) Other income 74 35 154 154 Income before taxes 10,490 7,962 24,938 37,850 Income tax provision (29) (16) (781) (240) Net Income $10,461 $7,946 $24,157 $37,610 Per Diluted Share & Unit $0.17 $0.15 $0.41 $0.77 Weighted Average Shares & Units - Diluted 62,779 51,512 59,423 48,869

AHH LISTED NYSE

FFO, Normalized FFO & Adjusted FFO[1]

11

$ in thousands, except per share data

	Three months ended (Unaudited)				
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Funds From Operations					
Net income	$10,461	$4,943	$8,753	$5,145	$7,946
Earnings per diluted share	$0.17	$0.08	$0.16	$0.09	$0.15
Depreciation and amortization[2]	9,239	9,304	9,475	9,692	8,885
Gains on dispositions of operating real estate	(4,200)	-	(3,395)	(93)	(3,753)
FFO	$15,500	$14,247	$14,833	$14,744	$13,078
FFO per diluted share	$0.25	$0.24	$0.27	$0.27	$0.25
Normalized FFO					
Acquisition, development & other pursuit costs	61	369	47	77	345
Loss on extinguishment of debt	-	-	-	-	82
Impairment charges	19	27	4	171	149
Change in fair value of interest rate derivatives	(87)	81	(294)	(1,323)	(498)
Normalized FFO	$15,493	$14,724	$14,590	$13,669	$13,156
Normalized FFO per diluted share	$0.25	$0.25	$0.26	$0.25	$0.26
Adjusted FFO					
Non-cash stock compensation	215	421	411	218	212
Acquisition, development & other pursuit costs	(61)	(369)	(47)	(77)	(345)
Tenant improvements, leasing commissions[2]	(707)	(840)	(943)	(507)	(233)
Property related capital expenditures	(1,167)	(895)	(442)	(434)	(514)
Non-cash interest expense	380	283	277	293	219
Net effect of straight-line rents	(159)	(122)	(245)	(246)	(158)
Amortization of leasing incentives & above (below) market rents	(50)	(43)	(47)	(24)	116
AFFO	$13,944	$13,159	$13,554	$12,892	$12,453
Weighted Average Common Shares Outstanding	44,934	42,091	37,622	36,465	33,792
Weighted Average Operating Partnership ("OP") Units Outstanding	17,845	17,845	17,853	17,793	17,720
Total Weighted Average Common Shares and OP Units Outstanding	62,779	59,936	55,475	54,258	51,512

(1) See definitions on pages 28-29
(2) Excludes gain on non-operating real estate of $0.5M for the three months ended 9/30/2017
(3) Excludes development, redevelopment, and first generation space

AHH LISTED NYSE

Outstanding Debt

12

$ in thousands

Debt	Stated Rate	Effective Rate as of 9/30/2017	Maturity Date	Debt Maturities & Principal Payments 2017	2018	2019	2020	2021	Thereafter	Amount Outstanding as of 9/30/2017
Secured Notes Payable - Core Debt										
Sandbridge Commons	L+1.85%	3.08%	1/17/2018	$63	$8,467					$8,530
Columbus Village Note 1	L+2.00%	3.05% (1)	4/5/2018	44	6,080					6,124
Columbus Village Note 2	L+2.00%	3.23%	4/5/2018	14	2,218					2,232
Johns Hopkins Village	L+1.90%	3.13%	7/30/2018		46,698					46,698
North Point Center Note 1	6.45%	6.45%	2/5/2019	52	219	9,352				9,623
Southgate Square	L+2.00%	3.23%	4/29/2021	112	539	561	584	19,075		20,871
249 Central Park Retail	L+1.95%	3.18%	8/8/2021	63	229	243	258	16,117		16,910
South Retail	L+1.95%	3.18%	8/8/2021	27	101	107	113	7,072		7,420
Fountain Plaza Retail	L+1.95%	3.18%	8/8/2021	36	138	147	156	9,703		10,180
Encore Apartments	3.25%	3.25%	9/10/2021			124	504	24,338		24,966
4525 Main Street	3.25%	3.25%	9/10/2021			158	646	31,230		32,034
Hanbury Village	3.78%	3.78%	8/15/2022	129	485	504	522	544	17,438	19,622
Socastee Commons	4.57%	4.57%	1/6/2023	24	100	105	109	115	4,343	4,796
North Point Center Note 2	7.25%	7.25%	9/15/2025	28	113	121	130	140	1,954	2,486
Smith's Landing	4.05%	4.05%	6/1/2035	197	791	824	858	890	16,394	19,954
Liberty Apartments	5.66%	5.66%	11/1/2043	84	344	364	385	415	18,171	19,763
The Cosmopolitan	3.35%	3.35%	7/1/2051	181	741	766	792	819	42,091	45,390
Total - Secured Core Debt				$1,054	$67,263	$13,376	$5,057	$110,458	$100,391	$297,599
Secured Notes Payable - Development Pipeline										
Lightfoot Marketplace	L+1.90%	3.13%	11/14/2017	12,894						12,894
Total - Development Pipeline				12,894	-	-	-	-	-	12,894
Total Secured Notes Payable				$13,948	$67,263	$13,376	$5,057	$110,458	$100,391	$310,493
Unsecured Core Debt										
Senior unsecured line of credit	L+1.40% - 2.00%	2.78%	2/20/2019			58,000				58,000
Senior unsecured term loan	L+1.35% - 1.95%	2.73%	2/20/2020				75,000			75,000
Senior unsecured term loan	L+1.35% - 1.95%	3.50% (1)	2/20/2020				50,000			50,000
Total - Unsecured Core Debt				-	-	58,000	125,000	-	-	183,000
Total Notes Payable excluding GAAP Adjustments				$13,948	$67,263	$71,376	$130,057	$110,458	$100,391	$493,493
Weighted Average Interest Rate				3.2%	3.2%	3.3%	3.1%	3.3%	4.1%	3.4%
Balloon Payments				12,894	62,884	67,333	125,000	106,274	22,676	397,061
Principal amortization				1,054	4,379	4,043	5,057	4,184	77,715	96,432
Total Consolidated Debt				$13,948	$67,263	$71,376	$130,057	$110,458	$100,391	$493,493
Fixed-rate Debt (2)				739	8,873	12,318	53,946	58,491	100,391	234,758
Variable-rate Debt (3)				13,209	58,390	59,058	76,111	51,967	-	258,735
Total Consolidated Debt				$13,948	$67,263	$71,376	$130,057	$110,458	100,391	$493,493
GAAP Adjustments										(4,884)
Total Notes Payable										$488,609

30 Day LIBOR as of 9/30/2017	1.232%

(1) Subject to an interest rate swap lock
(2) Includes debt subject to interest rate swap locks
(3) Excludes debt subject to interest rate swap locks

13Core Debt to Core EBITDA(1) $ in thousands (1) See definitions on page 30 (2) Excludes GAAP Adjustments Three months ended 9/30/2017 6/30/2017 3/31/2017 12/31/2016 9/30/2016 Net Income $10,461 $4,943 $8,753 $5,145 $7,946 Excluding: Interest expense 4,253 4,494 4,535 4,573 4,124 Income tax 29 450 302 103 16 Depreciation and amortization 9,239 9,304 9,475 9,692 8,885 Gain on real estate dispositions (4,692) - (3,395) (93) (3,753) Change in fair value of interest rate derivatives (87) 81 (294) (1,323) (498) Adjusted EBITDA $19,203 $19,272 $19,376 $18,097 $16,720 Other adjustments: Loss on extinguishment of debt - - - - 82 Non-cash stock compensation 215 421 411 218 212 Development Pipeline (301) (1,244) (2,154) (1,917) (1,058) Total Other Adjustments (86) (823) (1,743) (1,699) (764) Core EBITDA $19,117 $18,449 $17,633 $16,398 $15,956 Total Debt(2) $493,493 $470,314 $527,504 $527,082 $519,209 Adjustments to Debt: (Less) Development Pipeline(2) (12,894) (58,942) (90,021) (88,069) (84,321) (Less) Cash & restricted cash (22,916) (21,726) (13,688) (25,193) (27,361) Core Debt $457,683 $389,646 $423,795 $413,820 $407,527 Core Debt/Annualized Core EBITDA 6.0x 5.3x 6.0x 6.3x 6.4x

14Debt Information $ in thousands (1) Excludes debt subject to interest rate swap locks (2) Includes debt subject to interest rate swap locks (3) Excludes GAAP adjustments Fixed-rate & Hedged Debt 100% Debt Maturities & Principal Payments $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2017 2018 2019 2020 2021 2022 and thereafter ($ In Th ou sa nd s) Total Debt Composition Weighted Average Percent of Debt Interest Rate Maturity Secured vs. Unsecured Debt Unsecured Debt 37.1% 3.0% 2.1 Yrs Secured Debt 62.9% 3.6% 9.8 Yrs Variable vs. Fixed-rate Debt Variable-rate Debt(1) 52.4% 3.0% 2.0 Yrs Fixed-rate Debt(2)(3) 47.6% 3.8% 12.4 Yrs Fixed-rate and Hedged Debt(2)(3) 100.0% Total 3.4% 6.9 Yrs Interest Rate Cap Agreements Effective Date Maturity Date Strike Rate Notional Amount October 26, 2015 October 15, 2017 1.25% $75,000 February 25, 2016 March 1, 2018 1.50% 75,000 June 17, 2016 June 17, 2018 1.00% 70,000 February 7, 2017 March 1, 2019 1.50% 50,000 June 23, 2017 July 1, 2019 1.50% 50,000 September 18, 2017 October 1, 2019 1.50% 50,000 Total Interest Rate Caps 370,000 Fixed-rate Debt (2)(3) 234,758 Fixed-rate and Hedged Debt $604,758 % of Total (3) 100.0%

15Capitalization & Financial Ratios $ in thousands Capitalization as of September 30, 2017 Capital Structure as of September 30, 2017 Debt % of Total Carrying Value Unsecured Credit Facility 12% $58,000 Unsecured Term Loans 25% 125,000 Mortgages Payable 63% 310,493 Total Debt $493,493 Equity % of Total Shares/Units Stock Price Market Value Common Stock (NYSE: AHH) 72% 44,937 $13.81 $620,580 Common Units 28% 17,845 $13.81 246,439 Equity Market Capitalization 62,782 $867,019 Total Market Capitalization $1,360,512 Debt/Market Capitalization 36.3% Dividend Data Liquidity as of September 30, 2017 Trailing 12 Months Common Dividends and Distributions $40,881 Cash on Hand $22,916 AFFO 53,549 Availability under Credit Facility 87,900 AFFO Payout Ratio 76.3% $110,816 Debt 36% Equity 64%

AHH LISTED NYSE

Property Portfolio

16

As of 9/30/17

Property	Anchor Tenant	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1] Core Properties	Development Properties	Total	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF[3]
Retail Properties												
249 Central Park Retail[4]	Cheesecake Factory, Brooks Brothers, Gordon Biersch	Virginia Beach, VA	✓	-	2004	92,710	-	92,710	96.6%	-	$2,524,250	$28.18
Alexander Pointe	Harris Teeter	Salisbury, NC		100%	1997	57,710	-	57,710	97.6%	-	651,177	11.56
Bermuda Crossroads[6]	Food Lion, OfficeMax	Chester, VA		100%	2001	122,566	-	122,566	93.7%	-	1,692,599	14.73
Broad Creek Shopping Center[6][10]	Home Depot, Food Lion, PetSmart	Norfolk, VA		100%	1997/2001	250,416	-	250,416	100.0%	-	3,853,161	15.39
Broadmoor Plaza	Kroger, Staples, Jo-Ann Fabrics	South Bend, IN		100%	1980	115,059	-	115,059	92.2%	-	1,251,347	11.80
Brooks Crossing	Various Small Shops	Newport News, VA		100%	2016	-	18,349	18,349	-	59.8%	151,380	13.80
Columbus Village	Barnes & Noble	Virginia Beach, VA	✓	-	1980/2013	66,594	-	66,594	88.5%	-	1,145,259	19.42
Columbus Village II	Regal Cinemas, BB&B	Virginia Beach, VA	✓	100%	1995/1996	92,061	-	92,061	100.0%	-	1,580,083	17.16
Commerce Street Retail[5]	Yard House	Virginia Beach, VA	✓	100%	2008	19,173	-	19,173	100.0%	-	856,862	44.69
Courthouse 7-Eleven	7-Eleven	Virginia Beach, VA		100%	2011	3,177	-	3,177	100.0%	-	139,280	43.84
Dick's at Town Center	Dick's Sporting Goods, USI	Virginia Beach, VA	✓	100%	2002	103,335	-	103,335	100.0%	-	1,241,201	12.01
Dimmock Square	Best Buy, Old Navy	Colonial Heights, VA		100%	1998	106,166	-	106,166	97.2%	-	1,746,579	16.93
Fountain Plaza Retail	Ruth's Chris, Ann Taylor	Virginia Beach, VA	✓	-	2004	35,961	-	35,961	100.0%	-	1,016,048	28.25
Gainsborough Square	Food Lion, Rite Aid	Chesapeake, VA		100%	1999	88,862	-	88,862	92.5%	-	1,243,647	15.14
Greentree Shopping Center	Various Small Shops	Chesapeake, VA		100%	2014	15,719	-	15,719	92.6%	-	308,670	21.21
Hanbury Village[6]	Harris Teeter, Walgreens	Chesapeake, VA		32%	2006/2009	116,635	-	116,635	97.0%	-	2,422,431	21.40
Harper Hill Commons[6]	Harris Teeter	Winston-Salem, NC		100%	2004	96,914	-	96,914	80.5%	-	895,528	11.47
Harrisonburg Regal	Regal Cinemas	Harrisonburg, VA		100%	1999	49,000	-	49,000	100.0%	-	683,550	13.95
Lightfoot Marketplace[6]	Harris Teeter, CHKD	Williamsburg, VA		-	2016	-	107,643	107,643	-	72.6%	1,113,223	14.24
North Hampton Market	PetSmart, Hobby Lobby	Taylors, SC		100%	2004	114,935	-	114,935	99.0%	-	1,435,735	12.62
North Point Center[6]	Kroger, PetSmart, Home Depot, Costco	Durham, NC		67%	1998/2009	496,246	-	496,246	99.7%	-	3,685,430	7.45
Oakland Marketplace[6]	Kroger	Oakland, TN		100%	2004	64,600	-	64,600	97.8%	-	455,030	7.20
Parkway Marketplace	Rite Aid	Virginia Beach, VA		100%	1998	37,804	-	37,804	100.0%	-	757,100	20.03
Patterson Place	BB&B, PetSmart, DSW, AC Moore	Durham, NC		100%	2004	160,942	-	160,942	96.1%	-	2,441,875	15.78
Perry Hall Marketplace	Safeway	Perry Hall, MD		100%	2001	74,256	-	74,256	100.0%	-	1,252,232	16.86
Providence Plaza	Cranfill, Sumner & Hartzog, Chipotle	Charlotte, NC		100%	2007/2008	103,118	-	103,118	97.5%	-	2,633,953	26.21
Renaissance Square	Harris Teeter	Davidson, NC		100%	2008	80,467	-	80,467	92.2%	-	1,290,781	17.39
Sandbridge Commons[6]	Harris Teeter	Virginia Beach, VA		-	2015	69,417	-	69,417	100.0%	-	911,934	13.14
Socastee Commons	Bi-Lo	Myrtle Beach, SC		-	2000/2014	57,273	-	57,273	100.0%	-	656,700	11.47
South Retail	lululemon, free people, CPK	Virginia Beach, VA	✓	-	2002	38,515	-	38,515	84.9%	-	889,762	27.20
South Square[6]	Ross, Petco, Office Depot	Durham, NC		100%	1977/2005	109,590	-	109,590	100.0%	-	1,898,676	17.33
Southgate Square	Burlington, PetSmart, Michaels	Colonial Heights, VA		-	1991/2016	220,131	-	220,131	96.3%	-	2,891,335	13.65
Southshore Shops	Buffalo Wild Wings	Midlothian, VA		100%	2006	40,333	-	40,333	97.5%	-	787,682	20.02
Stone House Square[6]	Weis Markets	Hagerstown, MD		100%	2008	112,274	-	112,274	90.7%	-	1,741,160	17.10
Studio 56 Retail	McCormick & Schmick's	Virginia Beach, VA	✓	100%	2007	11,594	-	11,594	100.0%	-	378,009	32.60
Tyre Neck Harris Teeter[6][10]	Harris Teeter	Portsmouth, VA		100%	2011	48,808	-	48,808	100.0%	-	532,495	10.91
Waynesboro Commons	Kroger	Waynesboro, VA		100%	1993	52,415	-	52,415	100.0%	-	428,996	8.18
Wendover Village	BB&B, T.J. Maxx, Petco	Greensboro, NC		100%	2004	171,653	-	171,653	100.0%	-	3,099,534	18.06
Total / Weighted Avg Retail Portfolio				73%		3,496,429	125,992	3,622,421	96.9%	70.7%	$52,684,694	$15.14

AHH LISTED NYSE

Property Portfolio - Continued

17

As of 9/30/17

Property	Anchor Tenant	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1] Core Properties	Development Properties	Total	Core Occupancy [2]	ABR [3]	ABR per Leased SF[3]
Office Properties											
4525 Main Street	Clark Nexsen, Anthropologie, Mythics	Virginia Beach, VA	✓	-	2014	237,893	-	237,893	93.1%	$6,220,970	$28.10
Armada Hoffler Tower[4][5]	AHH, Troutman Sanders, Williams Mullen	Virginia Beach, VA	✓	100%	2002	324,242	-	324,242	91.9%	8,527,722	28.61
One Columbus[5]	BB&T, HBA	Virginia Beach, VA	✓	100%	1984	129,272	-	129,272	85.7%	2,764,511	24.96
Two Columbus	The Art Institute	Virginia Beach, VA	✓	100%	2009	108,448	-	108,448	76.9%	2,225,954	26.69
Total / Weighted Average Office Portfolio				**68%**		**799,855**	**-**	**799,855**	**89.2%**	**$19,739,156**	**$27.66**

Multifamily	Location	Town Center	Unencumbered ABR	Year Built	Units Core Properties	Development Properties	Total	Core Occupancy [2]	ABR [7]	ABR per Occupied Unit
Encore Apartments	Virginia Beach, VA	✓	-	2014	286	-	286	93.4%	$4,134,000	$1,290.26
Johns Hopkins Village[8][9]	Baltimore, MD		-	2016	157	-	157	100.0%	6,743,574	989.37 [10]
Liberty Apartments[9]	Newport News, VA		-	2013	197	-	197	90.0%	2,242,988	1,054.23
Smith's Landing[9]	Blacksburg, VA		-	2009	284	-	284	100.0%	3,864,864	1,134.06
The Cosmopolitan[8]	Virginia Beach, VA	✓	-	2006	342	-	342	90.4%	5,857,657	1,579.73
Total / Weighted Avg Multifamily Portfolio			**0%**		**1,266**	**-**	**1,266**	**94.3%**	**$22,843,083**	**$1,253.42**

(1) The net rentable square footage for each of our retail & office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2) Occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of September 30, 2017, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units occupied as of September 30, 2017, divided by (b) total units available, expressed as a percentage.

(3) For the properties in our office and retail portfolios, annualized base rent, or ABR, is calculated by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of September 30, 2017 for in-place leases as of such date by (b) 12, and does not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of September 30, 2017. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4) As of September 30, 2017, the Company occupied 41,103 square feet at these two properties at an ABR of $1.2M, or $30.06 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP.

(5) Includes ABR pursuant to a rooftop lease.

(6) Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the table below:

Properties Subject to Ground Lease	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	ABR
Bermuda Crossroads	2	11,000	$163,350
Broad Creek Shopping Center	6	22,737	607,081
Hanbury Village	2	55,586	1,082,118
Harper Hill Commons	1	41,520	373,680
Lightfoot Marketplace	1	51,750	542,858
North Point Center	4	280,556	1,083,597
Oakland Marketplace	1	45,000	186,300
Sandbridge Commons	1	53,288	583,000
South Square	1	1,778	60,000
Stone House Square	1	3,650	165,000
Tyre Neck Harris Teeter	1	48,808	532,495
Total / Weighted Avg	**21**	**615,673**	**$5,379,479**

(7) For the properties in our multifamily portfolio, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for the month ended September 30, 2017 by (b) 12.

(8) The ABR for Liberty, Cosmopolitan, Johns Hopkins Village excludes $242K, $770K, $1.2M from ground floor retail leases, respectively.

(9) The Company leases the land underlying this property pursuant to a ground lease.

(10) ABR per Occupied Unit is calculated using occupied beds for the month ended September 30, 2017 by total beds.

AHH LISTED NYSE

Development Pipeline

18

$ in thousands

Development, Not Delivered	Property Type	Estimated[1]	% Leased	Schedule[1] Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Cost to Date	AHH Ownership %	Anchor Tenants & Other Notes
Meeting Street Charleston, SC	Multifamily	114 units	NA	3Q17	3Q19	3Q19	$53,000	$9,000	90%	NA
King Street Charleston, SC	Multifamily	74 units	NA	3Q17	3Q19	3Q19	48,000	10,000	93%	NA
Harding Place Charlotte, NC	Multifamily	225 Units	NA	3Q16	3Q18	1Q20	47,000	22,000	80%[3]	NA
Town Center Phase VI Virginia Beach, VA	Mixed-use	39,000 SF 131 Units	46%	4Q16	3Q18	3Q19	43,000	16,000	100%	Williams Sonoma, Pottery Barn
Brooks Crossing Newport News, VA	Office	100,000 sf	100%	1Q18	1Q19	2Q19	22,000	1,000	65%[3]	Huntington Ingalls Industries[4]
					Total Development, Not Delivered		$213,000	$58,000		
Development, Delivered Not Stabilized										
Brooks Crossing Newport News, VA	Retail	18,000 sf	60%	3Q15	3Q16	2Q18	3,000	3,000	65%[3]	Misc. small shops
Lightfoot Marketplace Williamsburg, VA	Retail	109,000 sf	73%	3Q14	3Q16	2Q18	25,000	23,000	70%[3]	Harris Teeter, CHKD
					Total Development, Delivered Not Stabilized		$28,000	$26,000		
						Total	$241,000	$84,000		
Joint Ventures - Minority Partner							Project Cost	Equity Investment		
One City Center - 37% JV Durham, NC	Mixed-use	152,000 sf	36%	1Q16	2Q18	2Q19	$36,000	$11,000	100%	Duke University AHH Equity requirement $11.0M
Mezzanine Investments							Purchase Option Price	Loan Balance		
Point Street Apartments Baltimore, MD	Multifamily	289 units	NA	1Q16	1Q18	2Q19	$92,000	$22,000	Option to purchase 88% upon completion	$23M Mezzanine financing by AHH, earning 8% interest income
Annapolis Junction Annapolis Junction, MD	Multifamily	416 units	5%	2Q16	3Q17	1Q19	102,000	42,000	Option to purchase 88% upon completion	$43M Mezzanine financing by AHH, earning 10% interest income
					Total Mezzanine Investment		$194,000	$64,000		

	Q3 2017	Year to Date
Capitalized Interest	$379	$791
Capitalized Overhead	$571	$1,713


Town Center Phase VI


Meeting Street


One City Center


Point Street Apts.

(1) Represents estimates that may change as the development process proceeds
(2) First full stabilized quarter
(3) AHH earns a preferred return on equity prior to any distributions to JV Partners
(4) Signed letter of intent

AHH LISTED NYSE

Acquisitions & Dispositions

19

$ in thousands

ACQUISITIONS

Properties	Location	Square Feet	Purchase Price [1]	Reinvested 1031 Proceeds	$ Value of OP Units/Stock [2]	Cash Cap Rate	Purchase Date	Anchor Tenants
Wendover Village Outparcel	Greensboro, NC	35,895	$14,300	$7,900	$0	7.7%	3Q17	Panera, Rooms to Go Kids
Renaissance Square	Davidson, NC	80,468	17,085	-	-	7.1%	4Q16	Harris Teeter
Columbus Village II	Virginia Beach, VA	92,061	26,200	-	26,200	5.6%	4Q16	Regal, Bed Bath & Beyond
Southshore Shops	Midlothian, VA	40,333	9,160	-	2,475	7.8%	3Q16	Buffalo Wild Wings
Southgate Square	Colonial Heights, VA	220,131	38,585	-	17,485	7.3%	2Q16	PetSmart, Michael's, Burlington
Retail Portfolio (11 properties)	Mid-Atlantic	1,082,681	170,500	87,000	-	7.2%	1Q16	Harris Teeter, Bed Bath & Beyond
Providence Plaza	Charlotte, NC	103,118	26,200	14,000	-	7.3%	3Q15	Chipotle
Socastee Commons	Myrtle Beach, SC	57,573	8,600	3,600	-	7.3%	3Q15	BiLo
Columbus Village	Virginia Beach, VA	65,746	21,025	-	14,025	6.4%	3Q15	Barnes & Noble
Perry Hall Marketplace & Stone House Square	Maryland	182,949	39,555	15,200	4,155	7.4%	2Q15	Safeway & Weis Markets
Dimmock Square	Colonial Heights, VA	106,166	19,662	-	9,662	7.3%	3Q14	Old Navy, Best Buy, Pier 1
Total/Weighted Average		2,067,121	$390,872	$127,700	$74,002	7.1%		

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Cash Proceeds	Gain on Sale	Cash Cap Rate	Disposition Date	Anchor Tenants
Commonwealth of VA Buildings	Virginia Beach & Chesapeake, VA	47,366	$13,150	$8,000	$4,194	6.8%	3Q17	Commonwealth of VA
Greentree Wawa	Chesapeake, VA	5,088	4,600	4,400	3,396	5.0%	1Q17	Wawa
Oyster Point	Newport News, VA	100,139	6,500	-	3,793	16.4% [3]	3Q16	GSA
Non-Core Retail Portfolio	Various	174,758	12,850	12,600	(27)	7.1%	2Q16 - 3Q16	Kroger, Family Dollar
Richmond Tower	Richmond, VA	206,969	78,000	77,000	26,674	7.9%	1Q16	Williams Mullen
Oceaneering	Chesapeake, VA	154,000	30,000	10,000	4,987	6.7%	4Q15	Oceaneering International
Whetstone Apartments	Durham, NC	203 units	35,625	17,600	7,210	5.7%	2Q15	NA
Sentara Williamsburg	Williamsburg, VA	49,200	15,450	15,200	6,197	6.3%	1Q15	Sentara
Virginia Natural Gas	Virginia Beach, VA	31,000	8,900	7,400	2,211	6.3%	4Q14	Virginia Natural Gas
Total/Weighted Average		768,520 sf/ 203 units	$205,075	$152,200	$58,635	7.2%		

(1) Contractual purchase price
(2) Value of OP Units/Stock at issuance
(3) Anchor tenant vacated 9/30/16, which would represent a 2.5% Cash Cap Rate

20Construction Business Summary $ in thousands Gross Profit Summary Q3 2017 Trailing 12 Months Revenue $41,201 $211,866 Expense (39,377) (203,627) Gross Profit $1,824 $8,239 (Unaudited) Location Total Contract Value Work in Place as of 9/30/2017 Backlog Estimated Date of Completion Highlighted Projects Point Street Apartments Baltimore, MD $73,230 $54,254 $18,976 1Q 2018 Annapolis Junction Apartments Annapolis Junction, MD 69,325 64,676 4,649 1Q 2018 Durham City Center Durham, NC 63,787 37,586 26,201 2Q 2018 Dinwiddie Municipal Complex Dinwiddie, VA 23,125 5,192 17,933 2Q 2019 Sub Total $229,467 $161,708 $67,759 All Other Projects $378,041 $369,057 $8,984 Total $607,508 $530,765 $76,743

AHH LISTED NYSE

Same Store NOI by Segment

21

$ in thousands
(Reconciliation to GAAP located in appendix pg. 32)

	Three months ended				Nine months ended			
	9/30/2017	9/30/2016	$ Change	% Change	9/30/2017	9/30/2016	$ Change	% Change
	(Unaudited)				(Unaudited)			
Office[1][2]								
Revenue	$3,378	$3,595	($217)	-6.0%	$10,258	$10,805	($547)	-5.1%
Expenses	1,451	1,407	44	3.1%	4,085	3,986	99	2.5%
Net Operating Income	1,927	2,188	(261)	-11.9%	6,173	6,819	(646)	-9.5%
Retail[1]								
Revenue	13,166	12,989	177	1.4%	28,297	27,846	451	1.6%
Expenses	3,721	3,359	362	10.8%	8,107	7,717	390	5.1%
Net Operating Income	9,445	9,630	(185)	-1.9%	20,190	20,129	61	0.3%
Multifamily[1][2]								
Revenue	4,793	4,872	(79)	-1.6%	14,230	14,354	(124)	-0.9%
Expenses	2,356	2,206	150	6.8%	6,595	6,342	253	4.0%
Net Operating Income	2,437	2,666	(229)	-8.6%	7,635	8,012	(377)	-4.7%
Same Store Net Operating Income (NOI)	$13,809	$14,484	($675)	-4.7%	$33,998	$34,960	($962)	-2.8%
Net effect of straight-line rents	81	(30)	111		534	71	463	
Amortization of lease incentives and above (below) market rents	(23)	(17)	(6)		346	365	(19)	
Same store portfolio NOI, cash basis	$13,867	$14,437	($570)	-3.9%	$34,877	$35,396	($519)	-1.5%
NOI, Cash Basis:								
Office	$2,066	$2,216	($150)	-6.8%	$6,718	$6,833	($115)	-1.7%
Retail	9,365	9,547	(182)	-1.9%	20,498	20,518	(20)	-0.1%
Multifamily	2,436	2,674	(238)	-8.9%	7,661	8,044	(383)	-4.8%
	$13,867	$14,437	($570)	-3.9%	$34,877	$35,396	($519)	-1.5%
NOI:								
Office	$1,927	$2,188	($261)	-11.9%	$6,173	$6,819	($646)	-9.5%
Retail	9,445	9,630	(185)	-1.9%	20,190	20,129	61	0.3%
Multifamily	2,437	2,666	(229)	-8.6%	7,635	8,012	(377)	-4.7%
	$13,809	$14,484	($675)	-4.7%	$33,998	$34,960	($962)	-2.8%

(1) See page 31 for Same Store vs. Non – Same Store Properties
(2) The decrease in Same Store NOI is the impact of a decrease in multifamily occupancy due to the ongoing construction in the Town Center of Virginia Beach and the relocation and expansion of two office tenants to 4525 Main Street, which is not currently included in the Same Store NOI calculation.

22Top 10 Tenants by Annualized Base Rent $ in thousands As of September 30, 2017 Office Portfolio Tenant Number of Leases Lease Expiration Annualized Base Rent % of Office Portfolio Annualized Base Rent % of Total Portfolio Annualized Base Rent Clark Nexsen 1 2029 $ 2,536 12.8% 2.7% Mythics 1 2030 1,052 5.3% 1.1% Hampton University 2 2023 - 2024 1,033 5.2% 1.1% Pender & Coward 1 2030 860 4.4% 0.9% Kimley-Horn 1 2027 859 4.4% 0.9% Troutman Sanders 2 2025 838 4.2% 0.9% The Art Institute 3 2019 835 4.2% 0.9% City of Va Beach Development Authority 1 2024 722 3.7% 0.8% Cherry Bekaert 1 2022 698 3.5% 0.7% Williams Mullen 1 2028 643 3.3% 0.7% Top 10 Total $ 10,077 51.0% 10.6% Retail Portfolio Tenant Number of Leases Lease Expiration Annualized Base Rent % of Retail Portfolio Annualized Base Rent % of Total Portfolio Annualized Base Rent Kroger/Harris Teeter 11 2018 - 2036 $ 5,829 11.1% 6.1% Home Depot 2 2019 - 2023 2,190 4.2% 2.3% Bed, Bath, & Beyond 4 2020 - 2024 1,677 3.2% 1.8% Regal Cinemas 2 2019 - 2022 1,607 3.0% 1.7% PetSmart 5 2020 - 2022 1,438 2.7% 1.5% Food Lion 3 2019 - 2022 1,290 2.4% 1.4% Dick's Sporting Goods 1 2020 840 1.6% 0.9% Safeway 2 2021 821 1.6% 0.9% Weis Markets 1 2028 802 1.5% 0.8% Ross Dress for Less 2 2020 - 2022 762 1.4% 0.8% Top 10 Total $ 17,256 32.8% 18.1%

23Office Lease Summary (1) Excludes new leases from properties in development Renewal Lease Summary GAAP Cash Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Releasing Spread Contractual Rent per SF Prior Rent per SF Releasing Spread Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q3 2017 2 10,454 - - $25.06 $24.82 1.0% $25.21 $25.46 -1.0% 4.24 $48,791 $4.67 Q2 2017 2 13,420 - - 27.94 27.22 2.7% 27.38 28.42 -3.7% 7.21 153,873 11.47 Q1 2017 2 7,782 2 4,752 31.61 25.72 22.9% 32.30 29.25 10.4% 1.00 23,314 3.00 Q4 2016 1 22,950 1 777 30.66 26.58 15.3% 28.00 29.75 -5.9% 10.00 569,907 24.83 New Lease Summary (1) Quarter Number of Leases Signed Net rentable SF Signed Cash Contractual Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q3 2017 1 2,690 $24.50 5.00 $95,630 $35.55 Q2 2017 2 7,541 24.39 4.36 259,901 34.47 Q1 2017 3 13,491 23.92 4.53 390,548 28.95 Q4 2016 - - - - - -

24Office Lease Expirations (1) Includes new leases from properties in development Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 86,182 10.8% $0.00 - $0.00 2017 3 6,426 0.8% 158,973 0.8% 24.74 2018 13 56,147 7.0% 1,680,218 8.5% 29.93 2019 15 92,870 11.6% 2,360,103 12.0% 25.41 2020 5 20,864 2.6% 611,115 3.1% 29.29 2021 7 45,175 5.6% 1,260,445 6.4% 27.90 2022 9 71,629 9.0% 1,971,470 10.0% 27.52 2023 5 49,380 6.2% 1,277,315 6.5% 25.87 2024 3 60,751 7.6% 1,733,377 8.8% 28.53 2025 6 66,487 8.3% 1,851,949 9.4% 27.85 2026 3 15,140 1.9% 327,423 1.7% 21.63 2027 3 49,081 6.1% 1,395,538 7.1% 28.43 Thereafter 7 179,723 22.5% 5,111,229 25.9% 28.44 Total / Weighted Average 79 799,855 100.0% $19,739,156.27 100.0% $27.66 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% - 50,000 100,000 150,000 200,000 Leased Square Feet % ABR of Office Portfolio

25Retail Lease Summary (1) Excludes new leases from properties in development Renewal Lease Summary GAAP Cash Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Releasing Spread Contractual Rent per SF Prior Rent per SF Releasing Spread Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q3 2017 10 39,610 5 9,695 $17.59 $16.19 8.6% $17.41 $16.37 6.4% 3.98 $126,239 $3.19 Q2 2017 14 73,961 7 14,087 19.46 18.75 3.8% 19.60 18.85 3.9% 3.78 93,362 1.26 Q1 2017 13 121,282 2 3,174 16.46 15.37 7.1% 16.42 15.51 5.9% 5.95 461,039 3.80 Q4 2016 8 57,227 8 23,035 16.81 17.07 -1.5% 16.25 17.13 -5.1% 6.50 443,344 7.75 New Lease Summary(1) Quarter Number of Leases Signed Net rentable SF Signed Cash Contractual Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q3 2017 4 7,024 $15.72 4.85 $68,422 $9.74 Q2 2017 9 14,315 20.66 7.65 376,170 26.28 Q1 2017 6 13,698 22.91 5.70 204,418 14.92 Q4 2016 6 21,078 13.25 8.39 365,657 17.35

26Retail Lease Expirations (1) Includes new leases from properties in development Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 143,613 4.0% -$ - -$ M-T-M 4 4,728 0.1% 68,990 0.1% 14.59 2017 13 35,575 1.0% 647,252 1.2% 18.19 2018 69 277,458 7.7% 4,586,350 8.7% 16.53 2019 86 586,282 16.2% 9,162,423 17.4% 15.63 2020 71 560,530 15.5% 7,736,284 14.7% 13.80 2021 53 268,089 7.4% 4,927,208 9.4% 18.38 2022 48 395,285 10.9% 6,276,821 11.9% 15.88 2023 23 281,414 7.8% 3,913,011 7.4% 13.90 2024 17 166,518 4.6% 2,632,422 5.0% 15.81 2025 17 224,827 6.2% 2,378,977 4.5% 10.58 2026 19 166,665 4.6% 2,878,811 5.5% 17.27 2027 14 105,286 2.9% 2,274,209 4.3% 21.60 Thereafter 16 406,151 11.2% 5,201,936 9.9% 12.81 Total / Weighted Average 450 3,622,421 100.0% 52,684,694$ 100.0% $15.14 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 Leased Square Feet % ABR of Retail Portfolio

27 Appendix Definitions & Reconciliations

28Definitions Net Operating Income: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. Funds From Operations: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

29Definitions Normalized Funds From Operations: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by NAREIT, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment charges, mark-to-market adjustments on interest rate derivatives and other non-comparable items. Management believes that the computation of FFO in accordance to NAREIT’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from NAREIT's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO. Adjusted Funds From Operations: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs.

30Definitions Adjusted EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property and mark- to-market adjustments on interest rate derivates. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. Core EBITDA: We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, debt extinguishment losses, mark-to-market adjustments on interest rate derivatives, non-cash stock compensation and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. Core Debt: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash. Same Store Portfolio: We define same store properties as those that we owned and operated for the entirety of the comparative periods presented. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

AHH LISTED NYSE

Same Store vs. Non-Same Store

31

	Three Months Ended 9/30/2017 to 2016		Nine Months Ended 9/30/2017 to 2016	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties				
249 Central Park Retail	X		X	
Alexander Pointe	X			X
Bermuda Crossroads	X		X	
Broad Creek Shopping Center	X		X	
Brooks Crossing (Retail)		X		X
Broadmoor Plaza	X			X
Columbus Village	X		X	
Columbus Village II		X		X
Commerce Street Retail	X		X	
Courthouse 7-Eleven	X		X	
Dick's at Town Center	X		X	
Dimmock Square	X		X	
Greentree Shopping Center	X		X	
Fountain Plaza Retail	X		X	
Gainsborough Square	X		X	
Hanbury Village	X		X	
Harper Hill Commons	X			X
Harrisonburg Regal	X		X	
Lightfoot Marketplace		X		X
North Hampton Market	X			X
North Point Center	X		X	
Oakland Marketplace	X			X
Parkway Marketplace	X		X	
Patterson Place	X			X
Perry Hall Marketplace	X		X	
Providence Plaza	X		X	
Renaissance Square		X		X

	Three Months Ended 9/30/2017 to 2016		Nine Months Ended 9/30/2017 to 2016	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties (Continued)				
Sandbridge Commons	X		X	
Socastee Commons	X		X	
South Retail	X		X	
South Square	X			X
Southgate Square		X		X
Southshore Shops		X		X
Stone House Square	X		X	
Studio 56 Retail	X		X	
Tyre Neck Harris Teeter	X		X	
Waynesboro Commons	X			X
Wendover Village	X			X
Wendover Village Outparcel				
Office Properties				
4525 Main Street		X		X
Armada Hoffler Tower	X		X	
Commonwealth of VA - Chesapeake	X		X	
Commonwealth of VA - Virginia Beach	X		X	
One Columbus	X		X	
Two Columbus	X		X	
Multifamily Properties				
Encore Apartments	X		X	
Liberty Apartments	X		X	
Smith's Landing	X		X	
The Cosmopolitan	X		X	
Johns Hopkins Village		X		X

32Reconciliation to Property Portfolio NOI $ in thousands (1) See page 31 for the Same Store vs. Non-Same Store properties Three months ended 9/30 Nine months ended 9/30 2017 2016 2017 2016 Office Same Store(1) Rental revenues $3,378 $3,595 $10,258 $10,805 Property expenses 1,451 1,407 4,085 3,986 NOI 1,927 2,188 6,173 6,819 Non-Same Store NOI 907 1,051 2,735 3,421 Segment NOI $2,834 $3,239 $8,908 $10,240 Retail Same Store(1) Rental revenues $13,166 $12,989 $28,297 $27,846 Property expenses 3,721 3,359 8,107 7,717 NOI 9,445 9,630 20,190 20,129 Non-Same Store NOI 2,148 1,107 14,644 10,583 Segment NOI $11,593 $10,737 $34,834 $30,712 Multifamily Same Store(1) Rental revenues $4,793 $4,872 $14,230 $14,354 Property expenses 2,356 2,206 6,595 6,342 NOI 2,437 2,666 7,635 8,012 Non-Same Store NOI 709 473 2,840 554 Segment NOI $3,146 $3,139 $10,475 $8,566 Total Property Portfolio NOI $17,573 $17,115 $54,217 $49,519

33Reconciliation to Property Portfolio NOI $ in thousands Three months ended 9/30/2017 Diversified Portfolio Office Retail Multifamily Total NOI - Cash Basis $82 $9,227 $1,637 $10,946 Net effect of straight-line rents - 95 17 112 Amortization of lease incentives and (above) below market rents - 176 (15) 161 NOI $82 $9,498 $1,639 $11,219 Town Center of Virginia Beach Office Retail Multifamily Total NOI - Cash Basis $2,989 $1,973 $1,495 $6,457 Net effect of straight-line rents 51 (26) 12 37 Amortization of lease incentives and (above) below market rents (74) (50) - (124) Elimination of AHH rent (214) (96) - (310) NOI 2,752 1,801 1,507 $6,060 NOI Office Retail Multifamily Total Diversified Portfolio $82 $9,498 $1,639 $11,219 Town Center of Virginia Beach 2,752 1,801 1,507 6,060 Unstabilized Properties - 294 - 294 Total Property Portfolio NOI $2,834 $11,593 $3,146 $17,573

AHH LISTED NYSE

Reconciliation to GAAP Net Income

34

$ in thousands

	Three months ended 9/30/2017					
	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 4,762	$ 15,880	$ 6,454	$ 27,096	$ 41,201	$ 68,297
Segment expenses	1,928	4,287	3,308	9,523	39,377	48,900
Net operating income	$ 2,834	$ 11,593	$ 3,146	$ 17,573	$ 1,824	$ 19,397
Depreciation and amortization						(9,239)
General and administrative expenses						(2,098)
Acquisition, development and other pursuit costs						(61)
Impairment charges						(19)
Interest income						1,910
Interest expense						(4,253)
Gain on real estate dispositions						4,692
Change in fair value of interest rate derivatives						87
Other income						74
Income tax provision						(29)
Net income						$ 10,461

	Nine months ended 9/30/2017					
	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 14,427	$ 47,089	$ 19,567	$ 81,083	$ 161,391	$ 242,474
Segment expenses	5,519	12,255	9,092	26,866	154,588	181,454
Net operating income	$ 8,908	$ 34,834	$ 10,475	$ 54,217	$ 6,803	$ 61,020
Depreciation and amortization						(28,018)
General and administrative expenses						(7,762)
Acquisition, development and other pursuit costs						(477)
Impairment charges						(50)
Interest income						4,966
Interest expense						(13,282)
Loss on extinguishment of debt						-
Gain on real estate dispositions						8,087
Change in fair value of interest rate derivatives						300
Other income						154
Income tax provision						(781)
Net income						$ 24,157